Listing Report:Supplement No. 103 dated Nov 18, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 283613
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$237.54

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	7y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,756	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	FortWorthTexas	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest loans.
Purpose of loan:
This loan will be used to pay off high interest business loans.?

My financial situation:
I am a good candidate for this loan because I have been in business for myself for almost eight years.? Each year the business has grown from the previous year.? My business has steady income from regular, long term clients.? I am a responsible small-business owner and conduct my business with honesty and integrity. I appreciate your consideration .

Monthly net income: $ 10000

Monthly expenses: $ 5960
??Housing: $ 2380
??Insurance: $ 400
??Car expenses: $ 1200
??Utilities: $ 430
??Phone, cable, internet: $ 150
??Food, entertainment: $?800
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426565
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,475.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$244.51

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2001	Debt/Income ratio:	28%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,805	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	danmanville01	Borrower's state:	California	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Path to Becoming Debt Free
Purpose of loan:
This loan will be used to consolidate?my credit cards?at a lower interest rate.

My financial situation:
I am a good candidate for this loan because I have never, ever?missed a payment and?I have a job that I have been at for almost 2 years now.

Net Income:
2700/month (after taxes, 401k contribution and pre-tax benefits)

Monthly Expenses:
Rent - 565
Utilities - 55
Student Loan - 150
Food/Groceries - 250
Loan - 225
Misc - 200
Credit Card Payments - 500* (Will be less once I get this loan)
Assisting retired parent's utilities - 150
Total: 2095

Thank you for your consideration and I hope to earn you a great return on your money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 427297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$123.27

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$31,125	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Bizbuy5	Borrower's state:	Washington	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 93% )	640-659 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	2 ( 7% )	600-619 (Dec-2007) 720-739 (Apr-2007) 720-739 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Expanding!! 3rd year doubling sales
Dear all,

The loan the I am looking to?acquire is for a landscape business that has been around for over 17 years and has an excellent proven track record. With over 95,000 dollars?in contracts already for the new year (2010)?we are looking to expand which in return means more equipment etc... to keep up with demand. I will be purchasing lawn mowers, trailers, as well as consolidating a few higher interest loans.

Currently I have been working this business for?2?years after my acquisition of it in August of 2007. I have expanded revenue by?from $26,000 the first summer, to?$56,000 this past year. For 2009 I am on schedule to make over?$95,000?so as you can see I have been expanding at a fast rate. Last year I had a customer return rate of 98% which is unheard of in the lawncare/landscaping business.

I feel I will use the loan correctly because I know a good business when I see one. Having owned?two other businesses; I have the edge that it takes to make it in the small business world.?? I have graduated from a private school in the Midwest?with a Bachelors in Small Business Management as well as owning 3 other service and internet based businesses.

Absolutely NO late payments have ever been made on my prosper account.?My payments are ALWAYS MADE ON TIME? EVERY TIME!? I am extremely trustworthy and have always been responsible with my money.

Following is a breakdown of my expenses.
Rent: 1100
Insurance: 225
Car payment: 0
Utilities: 115
Phone: 95
Loans: ZERO i recently paid off my first prosper loan!!!
Credit Card Debt: 4,000
Food:?250
Misc: 200
* As you can see I live very well within my means and budget extremely tight every month.

I do have more information on the financials as well as the actual copies of the contracts that our clients have signed for company that I am buying. Average income is 9000 per month for over 10 months out of the year.

After?I bought the business, I?have?hired one?part time employee help?to expand the business. In the spring I will be bringing 2 others onto the crew. All clients are extremely satisfied with the businesses work and have signed contracts for this year. Many of them want extra landscaping done throughout the year as well which will help me pay for this loan.

I thank you for your consideration in the matter and I look forward to working with you soon. If you have any other questions please feel free to contact me. Thank you.

Best wishes,
Kosko Lawncare LLC
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433767
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.33%	Starting monthly payment:	$59.46

Auction yield range:	17.29% - 19.00%	Estimated loss impact:	20.06%
Lender servicing fee:	1.00%	Estimated return:	-1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,899	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bowhunterhoyt	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	58 ( 100% )	600-619 (Latest)
Principal borrowed:	$7,992.00	< mo. late:	0 ( 0% )	640-659 (Dec-2007) 620-639 (Jun-2006)
Principal balance:	$2,186.14	1+ mo. late:	0 ( 0% )
Total payments billed:	58
Description
Help us restart
A brief introduction to who we "really are". We are a husband and wife team.? Between the two of us we have 3 jobs.?Two full-time and one part-time. "Corporate downsizing" has made that possible. We fit into that the catagory to old too be young, yet too young to collect any retirement funds.
.
????? ?We have been selling on the internet via a variety of venues since 2004 our startup inventory was all funded by personal and sales income.?We also have a booth at the local antique mall..?We recently have?entered into the internet affliate marketing area.
?????.?
?????Some of our sites at:?http://easybuymalls.com?and http://etchingsandcollectibles.ecrater.com/?. We also?created and maintain?a local website.?http://fairburynebraska.info

Mrs. works full time at a local care facility, as well as on-line sales. Mr. has started a portable welding service in May 2007. His service caters to the agricultural community and?private?persons needing metal fabricating or repair.?Mrs. was?unemployed for about 6 months due to cutbacks?has?now?been employed now for 3 months.?
Looking for a ?few funds to catch us back up from the unemployment and to get back on track..
The funds will go to all those many little things that build up..that have been put on the credit cards
We would like to put them in one place.

This our third Prosper loan. The first was paid off? all payments made on time. The second is 1/2 paid with all payments on time.
??? We live a frugal life style.?. Our vehicles are paid for.. Of course, repayment of any loans would be from sales and earned income.?
We look forward to working with you!

Family income: (winter) $2,000.00 Rest of the year average: $3,500.00
Housing: $265.00 Including taxes and insurance (we are purchasing our home)
Auto insurance: $50.00
Total credit card balance: $1899.00 minimum payment $50.00
Current Prosper loan $169.00
Other loans (including student loan): $160.00
Food: $150.00
Gas: $100.00
Utilities: $200.00
Phone: $95.00
Auto payments:$0
Total $1238.00
Relisting at a lower requested amount. Thank you to all those that bid on our 1st listing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433835
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	14 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,900	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	AggressiveGoGetter	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Product- Stable, Profitable LLC
PURPOSE OF LOAN:Development of a new product to meet growing market demand. I?d be happy to provide a link to my company?s website if you'd like to learn more about our business. I appreciate your time and interest.WHY I'M AN EXCELLENT CANDIDATE FOR THIS LOAN: * Owner of a fast-growing, stable business * $45,000 contracted A/R payable within 90 days * Monthly personal net income- $9,000/Monthly family expenses- $5,980 * Excellent borrower payment history * Access to a variety of liquid assets if needed * Home-owner with positive equityWHY MY PROSPER SCORE IS MISLEADING: * First-time Prosper user- detrimental effect on score? * Excellent FICO scores dropped from high 700?s to high 600?s after taking on spouse?s numerous credit accounts to consolidate them at lower interest rates from my credit being much better than her?s * Major factor effecting drop in credit scores is high number of revolving accounts * Score does not take into account that my monthly net income is substantially greater than expenses
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433885
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$126.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1996	Debt/Income ratio:	32%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	22	Length of status:	4y 9m
Amount delinquent:	$46	Revolving credit balance:	$1,361	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	28	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	roccosmom	Borrower's state:	Vermont	Borrower's group:	Vermonters Unite
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 92% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	2 ( 8% )	620-639 (Sep-2009) 600-619 (Aug-2009) 620-639 (Jul-2009) 620-639 (Sep-2007)
Principal balance:	$717.20	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Pay off high interest credit cards
PLEASE NOTE THAT THE INCOME AND DEBT TO INCOME RATIO ARE NOT INCLUDING MY HUSBAND'S INCOME

Purpose of the loan: My husband and I got behind on our mortgage a little over a year ago due to my husband suffering from an illness.? During that time he was temporarily laid off because he had to spend a lot of time at the hospital.? We did not have health insurance and as you can imagine the bills went through the roof!!? His health was first and foremost to us at the time.? He has since been diagnosed and treated and is back to work full time as an electrician.? We have modified our mortgage and are current on all our bills (thank God!!)? We are looking for this loan to consolidate our credit card debt, the interest rates are extremely high.? We are turning to Prosper because our debt issues have been hard to overcome with conventional lending.? We want nothing more than to erase those issues and improve our credit scores to better our future.?

My financial situation: We are up to date on all our bills. This loan will be used to consolidate all our credit card debt and to pay off a pay day loan.

Why am I a good candidate for paying back this loan? Because my husband and I are working as hard as we can in the crazy economy to keep our heads above water.? We have overcome so many hardships in the past year and just want to feel free!!? We are hard working, honest people whom have had a tough time this year and just want to be on track financially so we can think about starting a family.

Monthly net income: $2,400.00 plus my husband's income of $2,800.00 - TOTAL INCOME: $5,200.00

Monthly expenses:

House: $1400.00
Insurance: $120.45
Car expense: $412 for my husband's car
Utilities: $200.00
Phone, cable, internet: $100.00
Food, entertainment: $200.00
Credit cards, other loans: $200.00
TOTAL EXPENSES: $2,632.45

Feel free to ask me any questions you may have.? I am worth the investment and will be able to make the monthly payments - this can change our lives!!? Thank you for your interest!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$163.55

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	6 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,772	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	getrealmaryland	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	1 ( 6% )	800-819 (Apr-2008)
Principal balance:	$14,375.96	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
reduce interest rate, medical debt
Purpose of loan:
This loan will be used to pay off a medical bill which we financed on a high interest (30%), health care credit card;? this will help me with some of my longer-term cash flow goals.

My financial situation:
I am a good candidate for this loan because I am a Realtor and a seasoned investor and I am actually thriving in this current real estate market because I began specializing in foreclosures 9 years ago.? In fact, I already have a Prosper loan out which is in good standing and I have always paid on time (except for one payment I was 3 days late - but this was because of a technical mishap which arose when I tried to change the payment date).? My three FICO's are all over 700 (at least according to the subscription credit monitoring service I belong to, CreditCheck.com), and, except for the Prosper mishap, I have never been late or missed a payment on any of my credit accounts.? Also, I think it is worth mentioning that while the Prosper credit scoring is showing my scores as having gone down since I obtained my last loan, this is not what I see when I look at CreditCheck.com, or what my mortgage broker is seeing - my scores have gone up according to those bureaus, which I think is a notable accomplishment given how hard it has been out there in the real estate market.? My hunch is Prosper has downgraded me because it sees the credit card I want to pay down is maxed out.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433907
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1989	Debt/Income ratio:	70%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,623	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1
Screen name:	hard-working-return1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Print Manufacturer Loan Deposit
Purpose of loan:
This loan will be used to place a deposit on a SBA 7(a) loan acquired from a local banking institution.? The SBA loan will be used to start up ColorQuest Inc. in Waynesboro, Va.? In brief this wil be a full service business center specializing in Quick printing, Self serve printing, self service computers, office supplies, design, and business consulting.

My financial situation:
I am a good candidate for this loan because of my background in the retail business industry and my strong knowledge of running a business, and entrepreneurial spirit.? I have been a manager with Staples for 4 years and run my own print reseller business for two years.

Monthly net income: $ personal (3700) projected business (497,000)

Monthly expenses: $
??Housing: $ 1054
??Insurance: $ 100
??Car expenses: $322
??Utilities: $ 100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 400
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 60
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$491.08

Auction yield range:	8.29% - 10.00%	Estimated loss impact:	7.21%
Lender servicing fee:	1.00%	Estimated return:	2.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	23%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$25,952	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	repayment-balance	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off high interest credit cards
My financial situation:
I am a good candidate for this loan because? .
My credit rating is good. i have always honored my debts, and shown an ability to repay. I am now, and always have been current in my repayments on all forms of credit.
I have a good, reliable, high level of income. I am well respected at work, and my group has slightly expanded recently, while showing no signs of contracting.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$805.81

Auction yield range:	8.29% - 25.00%	Estimated loss impact:	7.60%
Lender servicing fee:	1.00%	Estimated return:	17.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-2000	Debt/Income ratio:	49%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,823	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delgadom	Borrower's state:	Mississippi	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	22 ( 100% )	780-799 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	800-819 (Sep-2008) 820-839 (Dec-2007) 760-779 (Apr-2007)
Principal balance:	$965.98	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Buying a new car
Purpose of loan:
This loan will be used to help my fiancee buy a car. She has $5000 that?she is going to put down on a?used Honda Insight.? (And yes the car will be put in?both our?names) The cost will be approx.?$25000

My financial situation:
I am a good candidate for this loan because i have a secure job. I have a current prosper loan in good standing (which will be paid off before the new year)?and this debt will be repaid sooner than the 36 months (about 28 months).?I also have extra money from a roommate ($750)?who has been living with me for?24 months and will be for at least another?24 months.

If you have any questions please ask.

Take home pay is currently $3500 per month

House payment is $1100
Car and Insurance $400
Power/TV/Internet $250
Then this prosper payment would be about $800
total bills =? $2550

Left over money would be $950 + $750 from roommate = $1700 left over each month
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433931
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	36	Length of status:	2y 0m
Amount delinquent:	$34	Revolving credit balance:	$9,759	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	DoctorHealth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	29 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	720-739 (Feb-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Doctor seeking cash flow for growth
Looking for some capital to invest in a growing business model.? Two years ago opened first practice with first prosper loan.? Since then I have opened 5 practices and am in a cash flow crunch.? Looking for help to get over the top.? My credit score is actually a 760+ ,but went down due to a mistake by capital one which is should be coming off with 30-60 days, hence it shows as a lower score as of todays report.? For my previous?prosper loan?i posted the following summary in case anyone is curious.? I borrowed 15k and paid it off completely.?
Previous report:Graduate June 2006 as a Chiropractor.? I am currently working with 4 different companies which are all commision based positions. Two of them are in the Anti-Aging field, one is a Chiropractic Concierge service, and the fourth is a Marketing company.? My goal is to fix up my credit and stabilize myself for the rest of my life. I am looking to be financially independent within the next 5-10 years. I am a very energetic individual who has owned his own furniture company in the past, which was successful while I did it. Hoping that this will match with someone's interest to help each other out.

Employments:
1)Whole Food Nutrition sales-Franchise owner
Length of employment:1 month
2)Whole Food Nutrition-self employed affiliate LOE:1 month
3)All Care Consultants-marketing LOE: Start 2/20/07
4) Marketing Sub-Contractor LOE:1 month
5)Chiropractor-self employed LOE:2 years?

Current debts:
Student Loans currently in deferment period for up to 3 years
8000 in credit cards

Delinquencies:
zero

Present Budget:
Income $4000/month currently, income is projected to be $10k/month after investments are made from prosper loan.

Expenses:

Mortgage/ Rent: 0
Utilities and Gas : 100
Food 200
Household/misc: 1000
Total Expenses: $1300/month

Budget after Prosper Loan

Prosper Payments: 750
Mortgage/ Rent: 0
Utilities and Gas : 100
Food 200
Household/misc: 1000
Left over from Income: $8850/month
Savings due to Prosper Loan: $8850/monthly
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433937
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,850.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.99%	Starting borrower rate/APR:	23.99% / 26.28%	Starting monthly payment:	$151.03

Auction yield range:	17.29% - 22.99%	Estimated loss impact:	19.31%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1985	Debt/Income ratio:	6%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	17y 8m
Amount delinquent:	$3,871	Revolving credit balance:	$573	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$100,000+
Delinquencies in last 7y:	41	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	coin-harbor6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The Kids are Coming!!!
Purpose of loan:? Recenty divorced, new home, and making it a home for kids! New furniture, beds, lots of paint! Just need a little extra funds to complete their bedrooms, so it's a home for them.

My financial situation: Excellent.? have a lot of integrity and commitment; I've gone through divorce, took my lumps, and am rebuilding. I am committed to creditors, I'm a business and real estate attorney, and deeply understand the relationships between lender and borrower.?? I budget, and am only asking for a relatively nominal amount to "test the waters" with Prosper, to see how it works, and to be sure I'm comfortable with repayment schedule.

Monthly net income: $ 12,000

Monthly expenses: $ 4,425
??Housing: $ 2200
??Insurance: $?225
??Car expenses: $ 325
??Utilities: $ 200
??Phone, cable, internet: $?175
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $?200
??Other expenses: $ 400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	16.09%	Starting borrower rate/APR:	17.09% / 19.29%	Starting monthly payment:	$232.03

Auction yield range:	6.29% - 16.09%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2004	Debt/Income ratio:	12%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$6,291	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	credit-dogwood	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving Expenses & New Furnishings
Purpose of loan:
This loan will be used to??

I am moving into a new apartment, I was hoping to purchase new furnishings before the move so i can sell my existing items so I will not have to move them.
With the funds I can purchase the new firniture and have it delivered to my new place. The rent will be going down $50.00 a month as well.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.55%	Starting borrower rate/APR:	26.55% / 28.88%	Starting monthly payment:	$405.84

Auction yield range:	11.29% - 25.55%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-2005	Debt/Income ratio:	33%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$14,940	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	treasure-carnation	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business use epquipment snow plow

Purpose of loan:
This loan will be used to purchase a used vehicle for?only business use. Specifically used for plowing, transporting supplies for property preservation projects and landscaping. My company does the grounds keeping and property preservation of bank owned properties (foreclosures) and we are responsible for keeping the properties accessible for realtors, inspectors, etc. Also we subcontract work for various cities having vacant properties.... The third aspect of the business is the property management aspect of the business where we take percentage of the rents and do the marketing, collecting of rents, responding to various problems that may arise and interviewing and selecting tenants for our clients... This Truck will carry a salt spreader, plow and supplies to these properties allowing us to get the job done more efficiently...

We are hard working individuals, Chasing the American Dream, While expanding our range of services offered and creating jobs one at a time....

My financial situation:
I am a good candidate for this loan because? I am an individual who is looking expand my business, I not only have experience in business but through those experiences and the experiences of my mentors I have a simple business model which keeps expenses minimal and seeks to optimize cash flow. I have sufficient cash reserves to pay for this loan amount, however I find it more cost effective to use a loan to finance the purchase of this equipment and not pay such a large amount of available capital at once.

My personal debt: Credit cards... Amex: limit 18k owe 5500 10.24%, 3k is business debt, master card, limit 2800 bal 1600 1.99% rate for life, visa, limit 7800, balance 800, 14.99% visa 500 limit $50 balance best buy 2500 limit 1400 balance 0% 36 months...

Negatives in credit report:
University of Toledo was delinquent in 2006, My understanding of this agreement was that as long as I made 10% payments on this loan it wouldn?t be sent to collections however when I viewed my credit score through the monitoring service I used I was surprised to see it listed as seriously delinquent on my file, I immediately paid the remaining balance the day it was reported to the credit bureaus....
Length of history is only 5 years almost 6 years.
These are the only negatives.
Monthly net income: $
$2300myself, wife $1600
Monthly expenses: $
Housing: $ mortgage 475
Insurance: $ 134
Car expenses: $ 0 2003 Tahoe z71 90k miles blue book value 15k paid cash several months ago
Utilities: $ 250
Phone, cable, internet: $ 100
Food, entertainment: $ 150
Clothing, household expenses $ n/a
Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433967
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1987	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	36	Length of status:	18y 0m
Amount delinquent:	$426	Revolving credit balance:	$5,283	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	2
Screen name:	jobliner	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 1big bill and some small
Purpose of loan:
This loan will be used to?pay off a tax bill and some smaller bills?

My financial situation:
I am a good candidate for this loan because?my debt ratio is low and I have a good, stable job history with a good monthly income?

Monthly net income: $ 4500

Monthly expenses: $ 1800
??Housing: $ 0????
??Insurance: $ 600
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 200
??Food, entertainment: $ 150
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433977
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-2000	Debt/Income ratio:	22%
Credit score:	600-619 (Nov-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$3,536	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	117%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	lesfull	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 80% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 20% )	600-619 (Dec-2007) 560-579 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Someone trusted me to buy a house
Purpose of loan:
This loan will be used to complete repairs on our new home. The home was appraised for more than the purchase price but is not liveable for health reasons.

Here is?a breakdown of what needs to be done:

New flooring to replace cat pee stains in Great room: $2000
Laminate counter tops to replace broken ones in bath and kitchen: $1000
Garbage disposal: $100
Electrical work: $250
Fireplace repair: $600
Paint: $250
Mold removal and cleaning: $300
General repairs: $500

My financial situation:
I am a good candidate for this loan because I just purchased a home.While this can make your score go down, we alll know how hard it is to get a loan without?stable finances these days. My other tri-merged scores are over 640.?Other than a six month period 2 years ago when I went on temporary disability, I have never been late on a single payment for anything. I have also had a previous loan on prosper which was paid on time.

Monthly net income: $ 3200

Monthly expenses: $?2669
??Housing: $ 806
??Insurance: $ 76
??Car expenses: $ 312
??Utilities: $?150
??Phone, cable, internet: $ 250 (we use the phone for business purposes so it can get expensive)
? Water/sewage/trash: $50
??Food, entertainment: $ 400
??Credit cards and other loans: $100
??Savings: $200
? Gas: $125
??Taxes: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$464.54

Auction yield range:	8.29% - 19.00%	Estimated loss impact:	8.94%
Lender servicing fee:	1.00%	Estimated return:	10.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1990	Debt/Income ratio:	12%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$71,180	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	kind-triumphant-social	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards

My financial situation:
I am a good candidate for this loan because of my excellent credit. I also have a bachelor's degree and have had steady employment since college.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433983
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$10	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	3
Screen name:	capital-zenith	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growing Business - Finance Orders
Purpose of loan:
This loan will be used to pay for cabinets from the manufacturer in advance.? I have several orders for a large custom home builder and pre-paying the orders will result in best prices from manufacturer.? I have worked with this builder and the vendor many times in the past.

My financial situation:
I am a good candidate for this loan because I have a track record with both the vendor and this customer.? This customer has always paid on time.? I have been in the cabinet business for 6 years and branched off on my own in 2009.? I have been able to carry over some of my best accounts with me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$362.98

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-2000	Debt/Income ratio:	41%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,909	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	phenomenal-treasure	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off all our debts and make one single payment every month.

My financial situation:
I am a good candidate for this loan because I am responsible and I am just trying to get rid of all my debts once and for all.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 100
??Car expenses: $ 320
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $?300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1993	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,009	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	80%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mariaz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-579 (Jan-2008) 640-659 (Jun-2007)
Principal balance:	$1,384.93	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
2nd Time (Never Late) Borrower
Thanks for your consideration!!!

I've been a Perfect Prosper borrower, and due to my great payment status, Prosper invited me to reapply.? My loan is almost paid in full.? I need to perform some necessary repairs on my house.?

PURPOSE OF LOAN:?

House Maintenance
My HVAC unit is in dire need of being replaced, in Arizona, you cannot do without the A/C unit.? Replacing it during the off season will save us $1,000.? Total cost of everything is just about $4,000.? I also need to replace my?garage door which?has developed an enormous crack?due to the?torsion spring breaking a few months ago, and is no longer safe to open and close.??

My financial situation:
I have been steadily employed with my current company for?7 years, the previous company 9 years until they shut down.? I earn $40,000 year and my wife earns $55,000.?

My wife is steadily employed for 1 year 11 months as an accountant, and her status with her job is great.
We have 2 children:?8 and 12 years old.

Monthly net income: $ 5800 (with my wife's take home)

Monthly expenses: $
??Housing: $1,062?
? Prosper Loan: $185.82
??Insurance: $?240
??Car expenses: $300?
??Utilities: $345
??Phone, cable, Internet: $320
??Food, entertainment: $1,000
??Clothing, household expenss $380
??Credit cards and other loans: $650
??Child care: $150
The remaining?$1,168.18 for unexpected expenses (which always pop up) and savings.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433995
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.42%	Starting monthly payment:	$151.05

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1994	Debt/Income ratio:	21%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	31	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,478	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	greenspan76	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car repairs
Purpose of loan:
I will be using proceeds from this loan to pay for vehicle repairs. Frankly, given the high interest rate that I expect this loan to fund at, I will be paying off the loan early, as I continue to concentrate on methodically eliminating high-interest debt. In the meantime, however, I need to fix my vehicle so I have a reliable way to get to work on a daily basis.

My financial situation:
I am an Army officer making good pay and excellent benefits. Though I made some financial mistakes several years ago that negatively impacted my credit, I am now very meticulous in managing my personal finances. As required by my profession, I possess a high level of responsibility and integrity and will fully repay this loan without fail.

The 1 account showing as now delinquent is a charge-off from 2003. I do not owe a balance on it, but it continues to be reported as delinquent.

Following is a summary of my current financial situation. Please note that the Army will be paying off about $27,000 of my student loans over the next 2 1/2 years, so with an effective after-tax interest rate of 3.6%, I have chosen to pay interest only in the meantime.

Debts:
Student Loans $32,633 ($109/mo)Car Loan???????? $14,341 ($353/mo)Credit cards:?? $5,478 ($117/mo)

Monthly Income: $3,052 (Net take home pay)

Monthly expenses: $ 2,700
Housing / Utilities: $ 619Car expenses / Insurance: $ 251Food / Clothing / Household / Entertainment: $ 600Debts (including car, credit cards, and student loans): $ 579Other expenses: $ 500Expected Prosper loan: $151
Leftover: $ 352

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,075.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$274.81

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1991	Debt/Income ratio:	71%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$34,034	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	tenacious-commitment	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off some credit cards and installment loans with high interest rates.

My financial situation:
I am a good candidate for this loan because? I am dilligent about paying my debts.? I also have a side business of creating house plans for contractors and home owners.? In the last year, my business has taken a real hit.? I do not have any debt with this business.? Last year, I was able to gross approximately $10,000 from this business.? I am seeing signs that the economy and the housing market are picking up in my area.? When this business gets going again, I plan to use any extra money to help pay off this loan.

Monthly net income: $ 2800 me $2400 my wife

Monthly expenses: $
??Housing: $ 1067
??Insurance: $?house insurance is included in mortgage,?health insurance is from my wife's employer.? Her net income accounts for deductions for premiums
??Car expenses: $ 750
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1000
??Other expenses: $
Using this loan will save approximately $400/month on existing credit card bills and installment loans that I currently have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2000	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	determined-ore	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start-up Photography Studio capital
Purpose of loan:
This loan will be used for the first 2-3 months working capital of Dan O. Photo studio business in Harvard, IL.? It will be used for monthly rent and supplies until the cash flow increases to pay it off.? Harvard, IL has no studio in town, and with over 9,000 people living in town and roughly 20,000 in the greater Harvard area, the potential of clients is high.

My financial situation:
I am a good candidate for this loan because the potential of clients in Harvard, IL is great.? By joining the Chamber of Commerce, and locating ourselves in the downtown strip one block from the Metra, we will have ready access to many potential people as clients.

Monthly net income: $3530.80

Monthly expenses: $1605
??Housing: $550
??Insurance: $200
??Car expenses: $220
??Utilities: $150
??Phone, cable, internet: $60
??Food, entertainment: $250
??Clothing, household expenses $25
??Credit cards and other loans: $0
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 19.70%	Starting monthly payment:	$179.51

Auction yield range:	8.29% - 16.50%	Estimated loss impact:	6.88%
Lender servicing fee:	1.00%	Estimated return:	9.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1996	Debt/Income ratio:	21%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$58,049	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	note-attraction	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high int. credit cards
Purpose of loan:
This loan will be used to pay off two of our highest interest credit cards.

My financial situation:
I am a good candidate for this loan because we do not use credit cards anymore for anything other than groceries or gas.? Payment is made directly via cash or check.? I want to reduce the interest so I can finish paying off our debt as quick as possible.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 500
??Car expenses: $ 500?
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1500.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$130.84

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1974	Debt/Income ratio:	22%
Credit score:	760-779 (Oct-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	29y 2m
Amount delinquent:	$0	Revolving credit balance:	$140,420	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	the-prudent-bonus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help an Elderly Relative
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am?financial responsible for any and all debt incurred.? As indicated by my credit score I always pay?debts as agreed upon.? Currently, I am?trying to help an elderly relative secure in home care.

I would be primarily responsible for this loan and the relative hopes to make small contributions when possible.

Fortunately, I am still employed and?would be able to make monthly payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	4.50%	Starting borrower rate/APR:	5.50% / 5.84%	Starting monthly payment:	$120.78

Auction yield range:	3.29% - 4.50%	Estimated loss impact:	0.59%
Lender servicing fee:	1.00%	Estimated return:	3.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1998	Debt/Income ratio:	30%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,814	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proud-commerce	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high rate credit cards
Purpose of loan:
This loan will be used to consolidate a high interest rate credit card.?

My financial situation:
I am a good candidate for this loan because the payment for my Prosper loan should be about the same as my credit card payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434021
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.99%	Starting borrower rate/APR:	21.99% / 24.51%	Starting monthly payment:	$57.28

Auction yield range:	11.29% - 20.99%	Estimated loss impact:	10.51%
Lender servicing fee:	1.00%	Estimated return:	10.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1995	Debt/Income ratio:	5%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,007	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	shiny-payment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit card
Purpose of loan:
This loan will be used to pay off a high interest rate credit card.

My financial situation:
I am a good candidate for this loan because....Several years ago, I was deep in debt and my credit rating was awful.? I have spent the last few years paying everything off and rebuilding my credit, but my credit card rates are still sky high.?

I am in good financial standing and pay all my bills on time.? I have had a stable, secure, good paying job for many years and recently purchased a new home.? This is the year I would like to become debt free and I'd rather see my money go toward principle and people instead of the banks.?

Monthly net income: $ 3440

Monthly expenses: $ 2860
??Housing: $ 875
??Insurance: $ 95?(car and renters)
??Car expenses: $ 350?
??Utilities: $180
??Food, entertainment: $ 700 ( for a family of four)
??Clothing, household expenses $ 100
??Credit cards and other loans: $?140/student loan + $300+ credit card payments
??Other expenses: $ 120

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1999	Debt/Income ratio:	9%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	18	Length of status:	5y 6m
Amount delinquent:	$171	Revolving credit balance:	$340	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	receptive-gold	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my car
Purpose of loan:
This loan will be used to? fix my car, which it's in relatively good condition but needs some serious maintenance and service repairs in order to keep running. The parts and labor are very expensive but I am not in the position to buy a new car at this moment. I also need to pay down some small credit card debt that has crawled up and I have been unable to pay in full.

My financial situation:
I am a good candidate for this loan because? I just got a raise at work (even in the current economic condition); however, since I need the lump sum the raise doesn't help me because I need the money right away for the car.? The raise however, would allow me to make prompt payments on a loan and I can secure it by having it directly withdrawn from my account.? I had struggles with credit like any recent college graduate but I've been working on paying off all debt and have never defaulted on my car payment, school payment or any other automatically withdrawn account on my name.

Monthly net income: $ 4,600

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 170
??Car expenses: $ 325?
??Utilities: $ 100
??Phone, cable, internet: $ 0 included in rent
??Food, entertainment: $ 150?
??Clothing, household expenses $?100
??Credit cards and other loans: $ 200
??Other expenses: $ 100 Gasoline
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$525.59

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1999	Debt/Income ratio:	12%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,100	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Timchenko_LLC	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	740-759 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	720-739 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
HELP ME EXPEND MY BUSINESS!!!
Purpose of loan:
This loan will be used to expend my holiday sales - most of my product I sell right now is healthcare programs/workout programs, and as you and I know it will be sold like crazy starting next week until the end of the year. I have 2 sales reps right now, plus I am interviewing 3 more, so very soon I have some additional people who will be selling for me. Great seals team, lots of New Years Resolutions will help me double my sales! This is my second land, so I know how Prosper work as a Lender, I know how to pay my bills and why it would be very important ;-) Please help me PROSPER!

My financial situation: I can do just right with my personal bank account and credit cards that I can pay in 30 days, I have about $25K in credit card balance, so I can do this OK, but what I do is to do better then just OK, I want to be THE BEST I CAN BE! With Prosper and your help I will be THE BEST! Just in my saving account I have about $12500 - this is "in case of" money, I don't touch it, have not touched it in 5 years.
I am a good candidate for this loan because, my credit is clear of anything bad or anything that would make you say, this Guy is bad borrower. Second I know how to pay my bills on time, in the past 7 years I have 0 lates. I am going to stay like that. In my warehouse I have little over $50K in inventory - this is for all of my sales reps and for me - not all of it is "HOT" - everything is 80/20 - 80% of my Profit comes from 20% of my product, same as my sales reps, not all of them in "on fire" - but healthcare business will not slow down, it was just up 100% from June for me, so ask me any questions you would like - will be happy to answer!
ANYONE WHO WOULD LIKE TO HELP ME SELL MY PRODUCT - PLEASE EMAIL ME - I AM LOOKING FOR SALES REPS ALL THE TIME - MY BEST REP MAKES ABOUT $1000/WEEK, NOT KIDDING, AND SHE IS SINGLE MOM WHO IS IN SCHOOL! SO, PLEASE, PLEASE LET ME KNOW IF YOU KNOW ANYONE WHO CAN HELP ME SELL MORE PRODUCT! MORE I PURCHASE, LESS I PAY ;-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.29% - 29.00%	Estimated loss impact:	36.19%
Lender servicing fee:	1.00%	Estimated return:	-7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2002	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	30	Length of status:	0y 5m
Amount delinquent:	$272	Revolving credit balance:	$7,626	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	wonderous-p2ploan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Medical School
Purpose of loan:
This loan will be used to fund some of my clinical rotations for medical school. I am currently a graduate of the Basic Sciences program at the University of Sint Eustatius School of Medicine. I am now in my third year of medical school and need help funding my clinical rotations. With the current turn of the economy, all of the lenders at our school have left, leaving students to bear the burden of paying for our medical education.

My financial situation:
I am a good candidate for this loan because I have taken on the responsibility of three part-time jobs to try to pay for medical school. The combination of these jobs still falls short of the income needed for my clinical rotations. I am a very responsible student and have scored very well on my boards. I pay all of my bills on time and do not spend excessively. I simply want to finish my rotations for the 2010 residency match and complete my dream of becoming a doctor.

Monthly net income: $ 2,000

Monthly expenses: $
??Housing: $ 590.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 20.00
??Phone, cable, internet: $ 90.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 100.00
??Other expenses: $ 86.00 (mass transit)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.17%	Starting borrower rate/APR:	21.17% / 23.68%	Starting monthly payment:	$56.64

Auction yield range:	8.29% - 20.17%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1997	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,320	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enthralling-loan	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to make home repairs.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I carry a balance on credit card but always make the payments on time.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,085.66

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2001	Debt/Income ratio:	20%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,404	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	power-mirth	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Roque's House
Purpose of loan:
The purpose of the loan is to buy a house and become a home owner. I would like to invest my savings together with the loan I am requesting in order to buy my own property. This property is a good buy due to the foreclosure status that I would like to take advantage knowing the real state market at this time.
I am a good candidate for this loan because I am a?very responsible person and I always pay my debts on time.
Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$114.49

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	79%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$19,230	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enriched-economy	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: My husband and I am seeking a loan to consolidate?credit card debts and seeking to get a lower rate of interest while we pay this balance off over time. The rates offered by Prosper.com are better than we are currently receiving through?credit cards.

Financial situation: Have approximately $25,000 in credit card debt, $4,000 was?for higher education costs,?emergency travel, and misc. home improvements,?my employer will eventually reimburse us for the higher education part of the balance due.?Our plan is to pay off all credit cards, get a better interest rate and NEVER use those evil little cards again!

Our financial situation:
My husband is?employed by a fortune 100 company?and? I have a good paying job as a medical technician. We own our own home and have lived here for?11 years.

Monthly net income: $6500

Monthly expenses: $
Housing: $ 1450
Insurance: $ 150
Car expenses: $600
Utilities: $?180
Phone, cable, internet: $ 150
Food, entertainment: $?300
Clothing, household expenses $ 200
Credit cards and other loans: $?350
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1995	Debt/Income ratio:	920%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	14 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	6y 4m
Amount delinquent:	$0	Revolving credit balance:	$165,125	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	hope-platoon6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$392.33

Auction yield range:	17.29% - 23.00%	Estimated loss impact:	19.32%
Lender servicing fee:	1.00%	Estimated return:	3.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,709	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	independent-hope	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting credit score back to 740+

Purpose of loan: to consolidate my credit cards and begin to re-establish my previous strong credit (740+) after an unfortunate event
My financial situation: I am a technology business consultant currently making about $5,000 per month. Repeat history of $100,000+ years. And I have a significant success fee coming in Q2 of 2010 that I intend to use to pay down this loan.
I am a good candidate for this loan because I am extremely responsible, have high earning potential. I had a change of address error that caused a $90 dermatology bill to go to collections and my credit card company reduced my credit by $10,000. The combination of the collections event and the credit decrease severely impacted my credit. I am trying to begin to restore that credit to qualify for a business loan in 2010 for my company. Your help is a great blessing and appreciated.

Monthly net income: $5,000

Monthly expenses: $3500
??Housing: $800
??Insurance: $300
??Car expenses: $500
??Utilities: $200
??Phone, cable, internet: $300
??Food, entertainment: $700
??Clothing, household expenses $200
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1993	Debt/Income ratio:	18%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	16y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,534	Occupation:	Judge
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	lilbit79922	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Updating
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.46%	Starting monthly payment:	$54.23

Auction yield range:	4.29% - 17.00%	Estimated loss impact:	2.17%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	51%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	5 / 3	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,755	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	leverage-tomahawk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2 months living expenses
Purpose of loan:
This loan will be used to?
2 months living expenses
My financial situation:
I am a good candidate for this loan because? starting in 2010 my monthly income will be about $2,800 per month from retirement account plus part time work.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1980	Debt/Income ratio:	13%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	27	Length of status:	33y 4m
Amount delinquent:	$1,077	Revolving credit balance:	$145,467	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cozy-point	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off our current credit card
Purpose of loan:
This loan will be used to?better our financial situation. My husband is self employed and we would like to pay off at least part of his?truck loan. Also, to lower some of our credit cadr bills. ?

My financial situation:
I am a good candidate for this loan because?i am a very stable employee. i have been working steadily since 1978. I have worked for the State of New Jersey since. ?I had one major setback where i was held responsible for a line of credit that my exhusband took out under my name. Since they could not find him,?I had to repay the loan. i have done so and finish paying it last july in full. If you see my current credit card bills, i am in good standing . I think i can well repay the loan I ?am granted, i can afford to pay monthly up to $450.00 .I am trying to help my husband thru the winter months which is when our business is slow. The business picks up again in March. i also have three outstanding medical bills which my insurance is investigating for possible fraud. If necessary they can be paid off.?

Monthly net income: $ gross is 3056.45. We also work OT so that my earnings are always higher. On a regular paycheck w/o OT i bring home $1800 every two weeks.

Monthly expenses: $
??Housing: $ o.00 mu husband pays the mortgage.
??Insurance: $ my husband pays it
??Car expenses: $ 400 and $322; i pay for our car leases with honda.?????????????,
??Utilities: $o. my husband pays??Food, entertainment: $ 200. biweekly
??Clothing, household expenses $ 150 monthly
??Credit cards and other loans: $ 300. monthly
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,571	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brainy-market1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High fashion boutique model agency
Purpose of loan:This loan will be used for working capital for my small business: a boutique sized, high fashion model agency.Description: My small business, a boutique sized high fashion model agency, has been growing steadily since late last year. My models have participated in LA Fashion Week and worked for such diverse clients such as Glamour magazine, Elle magazine, Wal-Mart, Wrangler Jeans, and Virgin Mobile. Yet, in order to continue growing, I will need loan assistance.

With a cash injection from a loan, I will be able to put myself on the path to becoming a more viable player in the model agency field in Los Angeles. With the funds, i will be able to afford to market myself in a manner which will reach more potential clients. I will also be able to travel for business, to scout for more models to add to my roster, meet clients in NY, etc. It will allow me to have my webmaster update my website regularly with the latest news and photos of my models, which is vital in order to stay fresh and relevant. It will help with taking care of my yearly LLC fee and tax, thus allowing me to focus my detailed attention to business at hand. My financial situation:I am a good candidate for this loan because ultimately, i am a responsible and dedicated small business owner. I have borrowed from credit cards to fund my small business, therefore i have a higher revolving credit balance. But despite this, i have a good/fair credit rating, and have not been late for any of my payments as i am dedicated to repaying my debt. My top priorities are my dedication to my business, and to the repayment of this loan.To be a viable and long standing player in the LA fashion industry, i believe i have 110% of what it takes...i hope that you believe in me and my business as well! Thank you in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$265.49

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1998	Debt/Income ratio:	27%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 7m
Amount delinquent:	$0	Revolving credit balance:	$30,999	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	organic-transaction4	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
furniture/debt
Purpose of loan:
This loan will be used to? purchase new furniture and pay off some debt.

My financial situation:
I am a good candidate for this loan because? I never default on my loans I will pay back as promised!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$7,112	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	soulful-ore7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Credit Cards
I work for a small company, and receive handwritten paychecks, that's why I cannot provide stubs. I can provide a letter from my employer confirming my income, and/or can provide bank deposit information as needed.

I am 28 years old, and purchased a home last year. After a few months of owning a home, my credit card companies started lowering my limits and raising my rates. I have never missed a payment on anything in my life, and have zero late payments on my credit history. I currently do not have a problem paying my credit card payments, I am simply looking to cut down the interest. (In turn cutting down the amount I am paying) By taking a loan like this, I will be paying significantly less per month than I do on my cards, which cuts the risk to lenders. (since i've never had a late payment) With my continually lowered limits, on paper I look like a risky borrower because my balances are close to my limits. But again, that's because as I'm paying down my balances, my limits are lowered.

This loan will strictly be used to pay off my credit card balances. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434095
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.79%	Starting borrower rate/APR:	23.79% / 26.08%	Starting monthly payment:	$117.37

Auction yield range:	8.29% - 22.79%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$80,321	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	leverage-guild	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need $3000 loan to help startup
Purpose of loan:
This loan will be used to? Startup a small business

My financial situation:
I am a good candidate for this loan because? I have always made my payments, and barrow?if I can pay it back. I make $90000.00 per year as a therapist and would not have problem paying back $3000.00. I would like the money to start up a small ebay business on the side.

Monthly net income: $ 7500

Monthly expenses: $
??Housing: $?800
??Insurance: $ 175
??Car expenses: $ 533
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 750
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1500
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1990	Debt/Income ratio:	234%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$44,216	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	durability-fox2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payments
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation:
I am a good candidate for this loan because I have a steady job and continuously pay my credit card bills on time.

Monthly net income: $
$1,000
Monthly expenses: $50.00 I only pay for cosmetic items for myself.
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1996	Debt/Income ratio:	10%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bill-palace	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To expand a Catering Business
I offer lunch deliveries hot or cold inside and around Ridgewood area for offices Monday through Friday. Therefore this loan will help me out to equip the business with the necessary tools and vehicle in order to transport lunches at the same time that I will grow in publicity achieving the expansion of the business benefiting parties involved.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434119
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1990	Debt/Income ratio:	14%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	9	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,466	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	community-trophy	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lopez education loan
The reason to request this loan is to pay for my son's career. He will be studying Business Administration in Devry University and will be living with a roommate, and this will allow me to cover moving expenses as well as tuition, books and more. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	8.29% - 34.00%	Estimated loss impact:	7.03%
Lender servicing fee:	1.00%	Estimated return:	26.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1996	Debt/Income ratio:	7%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	Happy_Feet	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Wedding Debt
Purpose of loan:

The purpose of the the loan is pay off the high interest credit cards used to finance the most recent purchases made for my daughter's wedding.? She is since married and has started her new life and she just realized she and her groom will be expecting their first child in July of 2010!? As most of you are aware, the most recent listing that was fully funded was canceled due to an incorrect mailing address listed on the account.? Many emails and supporting documents later, Prosper made the necessary changes on their end and encouraged me to relist the loan.? In turn, I am turning to the Prosper community to fund my loan so I can pay off those high interest credit cards that were used to pay for those last minute expenses.? I sincerely appreciate all of your bids on the last listing, and I have done my due diligence with Prosper to assure this did not happen again.? Thank you for helping me consolidate this debt and God bless!

My financial situation:
I am a good candidate for this loan because I have nurtured my credit history throughout my life.? I am a homeowner, dedicated employee in my chosen field, loving father and husband, and realize that financial responsibility is paramount to achieve the goals we set out for in life.? The delinquency that is listed on my credit profile shows a zero balance as it has been taken care of 6 years ago.? I trusted a nephew in cosigning an auto loan many years ago.? He defaulted on some payments and by the time it was brought to my attention, the loan was brought current and has since been paid off.? I am patiently waiting for the time to expire so it drops off my credit bureau.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434143
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.55%	Starting borrower rate/APR:	11.55% / 13.68%	Starting monthly payment:	$462.00

Auction yield range:	4.29% - 10.55%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1998	Debt/Income ratio:	22%
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,790	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gold-trumpeter	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off a credit card balance.? (The debt was accrued during renovations of my home, purchased in June 2008.? I thought I would be able to increase the value of the home to such a point that I could take out a low interest home equity loan, but I just miss having enough equity in the house at this point.)My financial situation:
I am a good candidate for this loan because I am a federal employee with great job security and a perfect record of paying all my bills on time.As my credit score should indicate, the reason my credit score is not 800 or above is due to the existing ratio of credit card debt to available credit. Obtaining this loan and making timely payments should put me on the path back to regaining near perfect credit. In addition, I should add that I rent out two rooms in my house for additional income ($1850/mo) to supplement my civil service pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	31.44%	Starting borrower rate/APR:	32.44% / 34.85%	Starting monthly payment:	$525.59

Auction yield range:	11.29% - 31.44%	Estimated loss impact:	10.80%
Lender servicing fee:	1.00%	Estimated return:	20.64%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1989	Debt/Income ratio:	31%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,043	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	inventive-transaction7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single mom needs to pay off bills
Purpose of loan:
This loan will be used to pay off my high interest cards. As soon as the opportunity arose, these companies just hiked their interest rates. So I closed my accounts and I would like to pay them off. I would much rather pay the interest here and have it make my balances actually go DOWN, rather than pay corporations for twenty years.? I have never EVER paid a bill late, and I am not behind in any payments.

My financial situation:
I am a good candidate for this loan because I am employed full time and in addition, I have a part time job at night. I am a single mom trying to save for a house. My mother currently lives with me and helps by paying for groceries and auto insurance for both of us.

Monthly net income: $ 4700

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ (my mom pays this)
??Car expenses: $375
??Utilities: $ 300
??Phone, cable, internet: $200
??Food, entertainment: $ 100-200
??Clothing, household expenses $100
??Credit cards and other loans: $ 450

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1996	Debt/Income ratio:	13%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	principal-sleuth	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off loans helping others
Purpose of loan:
This loan will be used to?
To pay off pay day loans I used to help another family.
My financial situation:
I am a good candidate for this loan because? because I am a honest person who will pay back the loan.I went through some tough?times trying to find my way in life and now I have found my way.I had some rough time because I was going to school.

Monthly net income: $ 3,000

Monthly expenses: $
??Housing: $ 680.00
??Insurance: $ 100.00
??Car expenses: $ 225.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 100
??Clothing, household expenses $?100.00
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 315886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$124.30

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1998	Debt/Income ratio:	17%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,433	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	sscor80	Borrower's state:	Oregon	Borrower's group:	Medical Benefactors
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,800.00	< mo. late:	0 ( 0% )	640-659 (Mar-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Pay off Citibank credit card
I am working on paying off all of the debt I have:

Auto Loan @ 5.99% - $8764.37 (minimum payment $362.22)
Credit Card @ 5.9% - $5586.37 (minimum payment approx. $50)
Citibank Credit Card @ 7.9% - $3797.17 (minimum payment approx. $60)

I received a letter from Citibank stating that the terms of my account will be changing unless I opt out of the changes. If I choose not to opt out, my interest rate will be changed to a variable rate with a minimum APR of 11.99%, among other term changes. If I choose to opt out, I can continue to repay the balance of my card under the current terms. I would like to move my balance to a Prosper loan instead of opting out and continuing to repay Citibank. I have taken out a Prosper loan in the past and made every payment on time. That loan is now paid off. I deeply appreciate the trust and money that was given to me. I like paying interest to people like me instead of to a large corporation. I also do not like Citibank's business practices and I would prefer to sever my relationship with them, sooner than later.

I have already paid off $17,410.26 of my debt and I plan to repay the remainder of my debt and not incur any additional debt while doing so. My income is approximately $2600 take-home per month. In addition to the loan payments listed above, my monthly expenses are:

Rent - $400 (I have shared a house with my boyfriend for 18 months and we split this expense in half.)
Utilities - approx. $60 (my half)
Trash Service - approx. $10 (my half)
Auto/Rental Insurance - $93
Gas - approx. $50
Phone - approx. $80 before employer reimbursement of $50
Internet - $60
Medical/Health Expenses - $45
Groceries - approx. $263
Gym Membership - $25

I appreciate you taking the time to review my request. If you have any questions, please ask. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 385912
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.04%	Starting borrower rate/APR:	10.04% / 10.38%	Starting monthly payment:	$64.57

Auction yield range:	3.29% - 9.04%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1993	Debt/Income ratio:	3%
Credit score:	820-839 (Nov-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,391	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	starfish35	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	38 ( 100% )	820-839 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	740-759 (Aug-2008) 780-799 (Nov-2007) 820-839 (Sep-2006)
Principal balance:	$771.18	1+ mo. late:	0 ( 0% )
Total payments billed:	38
Description
Help with move-in expenses
Purpose of loan:
We have been living for about a year in a house that still has some issues to be fixed up.? We have relied on credit cards a little bit in the last year but are close to paying them off.? I only have about $2K left on mine, although Prosper may show a different average.? This is my third prosper loan, I have paid one off and have another that I have been making payments on for a few years and has been current the whole time.

My financial situation:

House payment is 1/4 of my monthly take home pay.? Both of our cars are paid off, so we would have no problems paying this back. I have an outstanding track record of paying back prosper loans (2 loans with no late payments, one already fully paid off) and have great credit.? My rate probably dropped from AA to A when we bought this larger house.

After taxes monthly salary: $5200
Prosper Loan Revenue?????? $160

House Payment:??????????????? $1300
Groceries????????????????????????? $1200
Cable/Broadband/Phone???? $168
Gas????????????????????????????????? $200
Utilites ??? ?? ???? ???? ???? ???? ? $140
Home Improvement/Repair? $300
Entertainment/Investment?? $150
Investment (stopped) ???????? -------? $300
Current prosper loan?????????? $70

This leaves us with the $390 that would to continue to buffer our savings account and pay back these loans and some credit that we decided to just leave on the cards.

Thanks

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433326
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$20,301	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	durability-excellency	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for Engagement Ring
Purpose of loan:
This loan will be used towards the engagement ring.

My financial situation:
I am a good candidate for this loan because I have always paid everything on time.? I simply want to retain a cash position and utilize prospers platform instead of credit cards to go towards the ring purchase.? I have the financial capability and?excellent?credit score?to pay this loan back.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.99%	Starting borrower rate/APR:	19.99% / 22.23%	Starting monthly payment:	$130.05

Auction yield range:	17.29% - 18.99%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	54	Length of status:	1y 1m
Amount delinquent:	$2,869	Revolving credit balance:	$141,638	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Best_Wedding_Entertainment	Borrower's state:	California	Borrower's group:	Designers, DJs and DIYs
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Marketing For Wedding Season
Purpose of loan:
This loan will be to fulfill a marketing plan for 2010, and would kick off in December 2009.? In conjunction with two bridal shows, networking, and print marketing, I am putting together a "Groom's Workshop" for the San Jose/Silicon Valley region.? This is a new concept that no one else has tackled yet, but to effectively use it to market my company and the workshop, I need to attend two January bridal shows.? Each of these cost $1200, though a single event booked would return that to the a positive cash flow (or in essence, pay off that portion of the loan).? Additional brochure and print marketing will cost upwards of another $1500 to cover several mailing and five new printed pieces.

Additional services that I intend to add to my entertainment offerings include ambient uplighting and pinspot gobo projection.? The remainder of the loan will be used to acquire the hardware for this service line.? The lights are approximately $200 each, with a return of $40-50 rental per unit.? A new equipment facade will be purchased to enhance the lighting package, at the cost of $550.

My financial situation:
Although my credit report is typically stronger, it has been bogged down due to recent changes in my home loan (a property/investment shared with my wife).? You will find that I am always on time with the remainder of my finances, and generally try to pay above the minimums whenever possible.? I do have several school loans, including a recent $40,000 Stafford loan used to fund my Master of Science degree in Educational Media Design and Technology.? All of these loans will be in deferment for at least 6 months.

Additionally, my wife's income covers the majority of our monthly bills.? She works in healthcare non-profit philanthropy.

Note on Delinquent Account:
As mentioned above, we are working with Wells Fargo through their borrower assistance program to lower the monthly cost of our mortgage.? At the advice of their home mortgage department, we have stopped paying on our first mortgage while they review the paperwork (line of credit is still being paid as regular).? This is the reason for the delinquent account in the amount of $2800.

Monthly net income: $ Varies by time of year.? Wedding season in the Greater Bay Area typically runs from mid-April until mid-October.? While I have performed up to 70 events in one year, I have restructured my services to more of a boutique offering.? I project approximately 35-40 events in 2010, at the average asking wage of $1800 per event (or about $70K for the year).

Monthly expenses: $ 2200 (approx)
??Housing: $800 Split with wife
??Car expenses: $ 400
??Phone, cable, internet: $ 130
??Food, entertainment: $ 150
??Credit cards and other loans: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433838
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	18.29% / 20.50%	Starting monthly payment:	$199.64

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1994	Debt/Income ratio:	20%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	44	Length of status:	6y 6m
Amount delinquent:	$1,870	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	29	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	jojob8	Borrower's state:	Arkansas	Borrower's group:	Worldpower Investments
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,100.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 520-539 (Jun-2008) 520-539 (May-2008)
Principal balance:	$747.68	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
2nd Loan-Great ROI-Auto repairs
Purpose of loan:
I will be using this loan to get my transmission repaired, tuition balance remaining for my Graduate certificate program that I am currently enrolled in, dental work including a crown and two root canals, and I will also pay off my current prosper loan for consolidation purposes.

My Financial Situation:
?I am current on my prosper loan and as of October 30th, I have made my last bankruptcy payment, thank you Jesus!? I have improved my credit score since last year from a 540 to 691 (per Experian's Vontage score).? I have learned how to manage my money and pay my debts off responsibly.? I am just needing a little financial help to get some big items done.? Thank you so much for considering my loan and I will make my payments on time everytime by using the Auto draft feature.? God bless you.
Monthly net income: $ 1400 + $2000 (Husband's income) = $3,400

Monthly expenses:
?$ Housing: $ 430.00
Insurance: $ Automatically deducted from pay check
Car expenses: $ 150.00 (gas; 30 minute commute to work/day)
Utilities: $ 200.00
Phone, cable, internet: $ 55.00
Food, entertainment: $ 150.00
Clothing, household expenses $ 100.00
Credit cards and other loans: $?50.00
Other expenses: $ 140.00 tithes church & $49.76 current prosper loan payment
Total Expenses: $1324.76
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433892
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$53,634	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	58%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Cloudx9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need $5000 to start small business
Purpose of loan:
This loan will be used to? To start an personal Ebay small business to do on the side

My financial situation:
I am a good candidate for this loan because?I can pay the monthly payments for the $5000?loan even if the business fails due to my?income, so there?is no risk?

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 175
??Car expenses: $ 0
??Utilities: $ 100
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433910
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1982	Debt/Income ratio:	37%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	63	Length of status:	26y 3m
Amount delinquent:	$0	Revolving credit balance:	$26,604	Occupation:	Chemist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	volcano7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt and pay fo
Purpose of loan:
This loan will be used to pay off credit cards. Also, help pay for my daughter's upcoming wedding.
My financial situation:
I am a good candidate for this loan because I am honest and pay my debt obligations. I work two jobs and my wife has three. We are very determined to pay off our debts and help our children out.

Monthly net income: $ 6400

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433922
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1988	Debt/Income ratio:	21%
Credit score:	660-679 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,951	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	repayment-thinker	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help a Community Based Business
Purpose of loan:
Local Roots Co-op is a member and community owned grocery market committed to serving our world by serving our neighbor. We managed to open just over a year ago with very little capital. Over the year, we expanded the Co-op to its full stature by adding: a 24 foot bulk section, a Coffee and Juice Bar and a kitchen serving Soups, Salads and Sandwiches. The Co-op would have nearly reached the break-even point in its first year, was it not for the continuing effort to bring these latter elements to fruition. This now being done, we have every expectation of being profitable this year. This would be greatly facilitated by a loan to cover some of the expenses incurred by the build-out of the before mentioned departments.
My financial situation:
Now that all of the components are complete, our income is increasing, and our improvement expenses are finally at an end. A loan would help us meet our short term liabilities, and insure our ability to turn a profit this year.

Monthly net income: $ 12000 , Sales of $34000/mo average last year. Currently expanding... just by word of mouth in the community.

Monthly expenses: ~$12000 currently

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 30.10%	Starting monthly payment:	$61.63

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1989	Debt/Income ratio:	19%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$61,965	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	unequaled-velocity7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please help
Purpose of loan:
This loan will be used to? pay off a payday loan?

My financial situation:
I am a good candidate for this loan because?
Because I am a responsible individual, I pay off my debt, and I am a reliable, and dependable person, I just need a little help at a difficult time for once. I usually weather finacial problems, until the financial bailout hit
Monthly net income: $
2300.00
Monthly expenses: $
??Housing: $ 745.00/400.00
??Insurance: $? 169.00?
??Car expenses: $
??Utilities: $ 125.00
??Phone, cable, internet: $? 75.00
??Food, entertainment: $ 200.00/ month
Clothing, household expenses $ 0.00
??Credit cards and other loans: $
??Other expenses: $ 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1991	Debt/Income ratio:	Not calculated
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	19 / 17	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	37	Length of status:	9y 9m
Amount delinquent:	$2,913	Revolving credit balance:	$23,180	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	exchange-sorcerer	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF FUNERAL EXPENSES
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.29% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1990	Debt/Income ratio:	25%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	14y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,779	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bty6768	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	23 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-659 (May-2008) 560-579 (Nov-2007) 660-679 (Oct-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Consolidate Credit Cards
This will be the third loan I am requesting from those of you in positions to lend to others.? Thank you.? As you are aware, credit card companies have taken liberties in raising interest rates to outrageous percentages for even their good customers.My credit cards were 10.9% and 14.9% and I always paid them early online so there were never any late fees due to late mail.I didn?t go over the credit limit either.In fact, I rarely use them with the intention of getting them paid off.However, since they are punishing good customers with these outrageous rates (19-25%) ? I am ready to consolidate with a prosper loan and close those accounts.Otherwise, I feel like I will be paying way too much interest to them over time.

About my ability to pay:I am a homeowner.I?ve been at my current job as office manager in a physician?s practice for 2.5 years.The practice is part of a larger corporation that is doing well financially, so my position is stable.I also teach an aerobics class twice a week that is growing, so I do have some extra income to supplement my salary.And child support covers a portion of the daycare cost.

$31,209 annual gross salary.Net: $1109/bi-monthly.? $500/mo child support.? $250/mo approx Aerobics class income $600 mortgage.? $758 daycare.? $294 utilities: electric, gas, phone, cable, internet
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	4.29% - 34.00%	Estimated loss impact:	2.27%
Lender servicing fee:	1.00%	Estimated return:	31.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1997	Debt/Income ratio:	25%
Credit score:	740-759 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$35,567	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	rusie28	Borrower's state:	Pennsylvania	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-799 (Jul-2008)
Principal balance:	$608.77	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Refinance Auto Loan
Purpose of loan:
I will be using this loan to refinance my higher interest rate auto loan, enabling me to pay off?the car within 36 months.

My financial situation:
I have a secure position with excellent pay at a reputable publicly traded manufacturing company.? I am also currently enrolled in an MBA program that is being paid for by my employer.? I make all my monthly payments on time and have never had a late payment.? I currently have a Prosper loan that I used to bid on other loans when it was allowed in my state and the payments received from my lending account more than cover my payments for my outstanding prosper loan.? My payments for this loan have also always been on time.

This loan will be used to pay off my higher interest rate auto loan.? My monthly payment for this auto loan is currently $582 and this loan will lower my monthly payment to about $225 to $275.?
Monthly net income: $ 8,819

Monthly expenses: $ 4,300
??Housing: $ 2,000
??Utilities: $ 300 Car Expenses: $ 300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 400
??Household expenses $ 100
??Credit cards and other loans: $ 1,100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.94%	Starting borrower rate/APR:	10.94% / 13.06%	Starting monthly payment:	$88.32

Auction yield range:	4.29% - 9.94%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-2006	Debt/Income ratio:	19%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$23	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	capital-brigade400	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	720-739 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-719 (Sep-2008)
Principal balance:	$1,372.18	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
pay off another loan
Purpose of loan:
This loan will be used to? pay off debt and another loan
My financial situation:
I am a good candidate for this loan because? I am employed full time, I do have the funds to pay it off monthy

Monthly net income: $ 1889.60
Monthly expenses: $
??Housing: $ 350
??Insurance: $ 93 health
??Car expenses: $ payment 270? insurance?129
??Utilities: $?80
??Phone, cable, internet: $ 125
??Food, entertainment: $350
??Clothing, household expenses $?100
??Credit cards and other loans: $ 50 credit card balance?
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433984
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.76%	Starting borrower rate/APR:	32.76% / 35.18%	Starting monthly payment:	$219.89

Auction yield range:	14.29% - 31.76%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-2002	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,207	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	Jake_in_NY	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	580-599 (Jul-2008) 560-579 (Jan-2008)
Principal balance:	$2,039.10	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Getting back on track
Purpose of loan:
I'll be using this loan to pay off my prior Prosper loan (I used the first for my closing on the home I bought last year), as well as paying off ALL of my plastic debt.
My financial situation:
I work full time as an insurance agent and I am in transition to a managerial position with the company. I have borrowed from Prosper in the past and I believe I have proven myself with my commitment to paying it back consistently on time. I have been working hard to get my credit rating as high as I can get while cleaning up prior financial mistakes.

Monthly net income: $ 2000

Monthly expenses: $ +/- 1750
??Housing: $ 600
??Insurance: $ 75
??Car expenses: $ 0
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 350
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,797.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	23.79%	Starting borrower rate/APR:	24.79% / 27.09%	Starting monthly payment:	$348.79

Auction yield range:	8.29% - 23.79%	Estimated loss impact:	8.57%
Lender servicing fee:	1.00%	Estimated return:	15.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1990	Debt/Income ratio:	18%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,368	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cwillpay	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit cards. Although I have a solid track record of paying they still charge me way too much interest.?

My financial situation:
I am a good candidate for this loan because I work for a bank as a project manager.? I have been there 2 and a half years.? My work is very steady in this economy because my project work supports the Collections department and I understand credit very well. My wife is working part-time and going to nursing school.

Monthly net income: $ 3720 (after health insurance contribution and taxes) plus my wife's income -which varies with her school schedule -typically $400 per month

Monthly expenses:
??Housing: $ 750 - includes utilities per the lease
??Insurance: $ 225 - auto and life only (health is a deduction from my check)
??Car expenses: $ 160 - gas and maintenance - I own it outright.
??Utilities: $ 0 (included with rent above)
??Phone, cable, internet: $ 220
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and other loans: $ 602
??Other expenses: $ 150 (goes to Roth retirement plan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.02%	Starting borrower rate/APR:	30.02% / 32.40%	Starting monthly payment:	$157.11

Auction yield range:	11.29% - 29.02%	Estimated loss impact:	10.73%
Lender servicing fee:	1.00%	Estimated return:	18.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-1989	Debt/Income ratio:	15%
Credit score:	640-659 (Oct-2009)	Current / open credit lines:	10 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,805	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bstn_guy	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	640-659 (Latest)
Principal borrowed:	$8,200.00	< mo. late:	0 ( 0% )	680-699 (Nov-2007)
Principal balance:	$3,336.94	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
2nd prosper loan
????I am an excellent candidate to repay this loan. I currently have 1 Prosper loan that has 14 payments left. I was never late or missed any payments. Personally, I have never filed for bankruptcy. All my listed delinquencies were paid in full. I am getting a?2nd loan because I would rather pay interest to prosper lenders than our large Corporations, besides I think they?re getting enough taxpayer money from TARP.?
????Please note: I may pay off this second loan early and also make extra payments during the loan.??

Purpose of loan:?
????I will use this loan to?pay off a?credit card and pay off the IRS (taxes).

My financial situation:?
????I have a great job as an Application Support Engineer at a computer software/technology vendor in the financial services field. I was working as a contractor with them, but I'm now a full-time employee. Before, I worked in the financial services field for almost 10 years and for 6 of those years at one Investment Management Co.

Monthly net income: $3,846.38 (based on below info not including 15% bonus)?
????I make $66,650 as an hourly salaried employee. This means I?m eligible for extra pay past 37.5 hours and overtime over 40 hours in any pay period. So far, I?ve made an extra $5,201.38 this year. Also, I am eligible for a yearly bonus up to 15% of my salary. And I will be eligible up to a 5% raise start of 2010.

Monthly expenses: $2,792.29?
????NOTE: I live right?in?downtown?Boston (Back Bay) and I work?here too. So, I do not have a car or any car payments. I use the MBTA and?Zipcar.? Housing: $1,250??
Utilities: $40?
Cell phone: $45??
Cable, internet: $70??
Food, entertainment: $400??
Misc. expenses $75???
Other bills: $285??
Prosper Loan: $276.29 ? 14 payments remaining??
???????????????????????????Balance??? Interest rate???? My payments per month credit card #1??? $2,580??????? @ 27.24%????????????$110
IRS bill??????????????$1,120???????????????????????????????????$100
?--------------------------------------------------------------------------------------------------------
Prosper loan??????$3,700??????? @ 27%?????????????? $151 savings of $59 a month?????
????????????????????????????????????????????@ 30%?? ????????????$157?savings of $53???????????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.30%	Starting borrower rate/APR:	12.30% / 14.44%	Starting monthly payment:	$500.37

Auction yield range:	11.29% - 11.30%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2005	Debt/Income ratio:	32%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$15,889	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	special-repayment	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest rate loan
Purpose of loan:
This loan will be used to consolidate all my high interest rate credit cards
My financial situation:
I am a good candidate for this loan because I have a full time secured Job and I have not missed any payment till now

Monthly net income: $ 65000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 100
??Car expenses: $?650
??Utilities: $?0
??Phone, cable, internet:?120?
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 433998
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2007	Debt/Income ratio:	18%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,484	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	Ablaz	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 88% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 13% )	600-619 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
New appliances to rent out condo
Purpose of loan:
This loan will be used to buy new appliances?for appt modernization for further rent out. ?

My financial situation:
I have stable income and this loan will be used to increase the income. ??

Monthly net income: $
3,100
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 140
??Car expenses: $?
??Utilities: $ 60
??Phone, cable, internet: $ 40
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $?280
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1995	Debt/Income ratio:	23%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	12y 7m
Amount delinquent:	$338	Revolving credit balance:	$13,940	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	receptive-trade	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new bathroom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434010
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$271.14

Auction yield range:	11.29% - 17.00%	Estimated loss impact:	10.40%
Lender servicing fee:	1.00%	Estimated return:	6.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1986	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	25 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	71	Length of status:	21y 9m
Amount delinquent:	$0	Revolving credit balance:	$394,227	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	pious-dedication	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off high rate card balance
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$82.18

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2008	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Oct-2009)	Current / open credit lines:	4 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$47	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	rmh706	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continue Building Credit...FICO 698
Purpose of loan:
This loan will be used as a means to continue building my credit. I am relisting for a smaller amount in hopes of getting funded and then will try for a larger amount once I pay this one off. I have one loan in my name (Lendmark) which I may pay of with this loan, but I'm not sure yet and two credit cards (Macy's and Capital One) which I just paid off. I have never been late on any payments and have been working hard to build my credit.?My Equifax FICO score was 567 a few months ago and is already up to 698 and I hope to keep increasing it.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and have a steady income. I know I will be able to pay this loan on time every month.

Monthly net income: $ 1600

Monthly expenses: $?1,020
??Housing: $ 0 (gf's parents pay this)
??Insurance (Health): $?75
??Insurance (Truck): $105
??Car expenses: $?250 (gas and maintenance)
??Utilities: $ 120
??Phone, cable, internet: $?95
??Food, entertainment: $ 150
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 125

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434022
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$215.94

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1998	Debt/Income ratio:	19%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	19	Length of status:	13y 6m
Amount delinquent:	$6,207	Revolving credit balance:	$3,994	Occupation:	Fireman
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1
Screen name:	point-point5	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? to pay off credit card

My financial situation:
I am a good candidate for this loan becaus in a place that i can work more and make more money

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $
??Insurance: $ 80
??Car expenses: $ 500
??Utilities: $
??Phone, cable, internet: $ 65
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.94%	Starting borrower rate/APR:	11.94% / 14.07%	Starting monthly payment:	$398.23

Auction yield range:	4.29% - 10.94%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1989	Debt/Income ratio:	50%
Credit score:	700-719 (Nov-2009)	Current / open credit lines:	30 / 28	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	66	Length of status:	12y 7m
Amount delinquent:	$0	Revolving credit balance:	$548,483	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	LVHomeHelper	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Affordable housing remodels
Purpose of loan:
This loan will be used to?upgrade/expand existing low-cost rental units.

My financial situation:is good. All debts are covered, this money would allow me to improve these units sooner.
I am a good candidate for this loan because?I pay all my debts on-time, have done so for 30 years. Eventually expect to find longer term financing for these projects.

Monthly net income: $ 14500

Monthly expenses: $ 1200
??Housing: $2800
??Insurance: $200
??Car expenses: $450
??Utilities: $250
??Phone, cable, internet: $180
??Food, entertainment: $800
??Clothing, household expenses $350
??Credit cards and other loans: $7000
??Other expenses: $800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$366.56

Auction yield range:	17.29% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	48%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,053	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	agreement-venture6	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off medical and unexpected b
Purpose of loan:
This loan will be used to? pay off unexpected expenses

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $?300
??Insurance: $ 100
??Car expenses: $ 350
??Utilities: $ 200
??Phone, cable, internet: $?150
??Food, entertainment: $ 350
??Clothing, household expenses $300?
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.29% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	19 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	64	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$89,477	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	speedy-deal3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Float Loan
Purpose of loan:
This loan will be used to?pay our vendor off so that we?may get the material we need to?continue a rehab project on a property we purchased.? We already have?a bank funded mortgage and simply need operating money to complete the project to the point that the bank will release our next set of funds.?My income is not affected by the rehab business my husband and I are involved with.? I am not including his income in this application.? He takes no salary on these projects until they are sold.? We have two other completed projects on the market and are awaiting sales.

My financial situation:
I am a good candidate for this loan because? I do everything I can in life to take care of myself and my family.? My reputation is the most important thing to me and I do what I say I am going to do.? This is the way I live.

Monthly net income: $ 10,500.00

Monthly expenses: $
??Housing: $1800 Insurance: $?300??Car expenses: $ 1000????
??Utilities: $?300??Phone, cable, internet: $?250
??Food, entertainment: $ 1000
??Clothing, household expenses $?200
??Credit cards and other loans: $ 2200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	9	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$1,385	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shadowed	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A little gold goes a long way!
Purpose of loan:I will be using the money from this loan to purchase and sell? scrap gold, silver, and platinum. I will sell some of the gold as is, and will also be refining a portion of it.? The money will only be used for this purpose, so it is secured by the metals that I am buying.

Little About MeI am a 32 year old husband and father. I have owned chembright since 2004. We do plastic restoration and have now ventured into windows as well. I am also an electrician.

My financial situation:I am a good candidate for this loan because I have worked really hard to establish a good client base for my company, and it will continue to grow. I have a good credit history. The only reason my score is below 700 is because I stopped paying my credit cards in full every month and the balances got over 30%. But I have the income to repay this loan. My wife also works, so I have her income also.?

Monthly net income: $ 3750.00

Monthly expenses: $ 2800.00
??Housing: $ 980.00
??Insurance: $ 130.00
??Car expenses: $ 750.00
??Utilities: $ 300.00
??Phone, cable, internet: $ 30.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 100.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,250.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	29.24%	Starting borrower rate/APR:	30.24% / 32.62%	Starting monthly payment:	$95.81

Auction yield range:	11.29% - 29.24%	Estimated loss impact:	10.74%
Lender servicing fee:	1.00%	Estimated return:	18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1994	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$77,913	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	brightest-pure-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards to buy a home
Purpose of loan:
This loan will be used to help buy a home for myself, my fiance & our two boys, ages 2&4. My fiance became a victim of identity theft by our builder. We lost the home to mold caused by poor workmanship resulting in financial hardship; including canceling our wedding to pay for legal fees & medical bills to treat the boys' mold related illnesses. We want to reestablish our own home for our boys to grow up in.

I'm a good candidate for this loan because I've maintained an excellent payment history with all of our bills. We are both professional executives (VP of BD & Quality Mgr in pharmaceuticals), & take pride in being good moral advocates for our family & community by living up to our commitments. The home we're currently renting is being sold to others in November. Our goal is to reduce the DTI ratio to qualify for a mortgage.? Your help would be greatly appreciated.

Monthly net income: $10,994

Monthly expenses: $9,283
????Rent$2500
????Cars&Renters Insur$476
????Cars$1128
????Util,ph,TV$549
????Food$860
????Family extras$375
????Credit Cards$3395
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.29%	Starting borrower rate/APR:	19.29% / 21.52%	Starting monthly payment:	$552.04

Auction yield range:	17.29% - 17.29%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-2003	Debt/Income ratio:	19%
Credit score:	720-739 (Nov-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,505	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Bishkek	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying inventory
Purpose of loan:
This loan will be used to buy inventory. Our company offers various stylish products for interior and exterior of the automobiles, adding class and distinct touch.? Products complement one another, varying from wood or stainless interior dash trim kits to stainless billet and mesh grills, and exterior stainless or carbon fiber trims. We export most of our products worldwide.

My financial situation:
I consider myself as an excellent candidate for this loan for following reasons.? First, I will use this loan as an investment to the existing business, which I began in 2002.? Second, my credit history and score are excellent, since I never had a late payment.? I surely can get a loan from bank; however, I think it better to pay interest to people rather than banks.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	21.52%	Starting borrower rate/APR:	22.52% / 24.79%	Starting monthly payment:	$749.97

Auction yield range:	11.29% - 21.52%	Estimated loss impact:	10.52%
Lender servicing fee:	1.00%	Estimated return:	11.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1997	Debt/Income ratio:	95%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	21 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$43,752	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	commitment-souffle	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Growth is Good!
Purpose of loan:
This loan will be used to pay off the high interest credit cards I have been forced to use as financing for the tremendous growth of our company.? In the first two years in business?(commercial landscape company), we have brought on over 140 new contract maintenance jobs with sales over $4million.? Growth is good....especially if you can afford it.? Unfortunately, we ran out of financing with the credit crunch, so I pulled in personal credit cards which I wasn't using and now have a business debt of over $43k on my personal credit?with the interest rates at or near 29.9%.
My financial situation:
I am a good candidate for this loan because I am already paying these credit cards down each week (initially over $65k in 2008 - down to $43k).? I make weekly payments totalling $1,024/week.? I have not been late on these cards in more than 6 months and I've never been more than a few days late (which unfairly caused the interest rate to shoot up to 29.9%).? My business is thriving and I could save hundreds of dollars each month in interest.???

Also -?my DTI?ratio looks?extremely high because I've personally guaranteed 15 new vehicles for my?business - all of which show?up on my credit report along with the $43k in business debt.? All of?this debt is serviced by the company.

?Thanks for the consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 29.83%	Starting monthly payment:	$115.05

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2000	Debt/Income ratio:	10%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	14	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$7,506	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	bazaar-fiesta	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saying "Goodbye" to my credit cards
I am looking for a loan to start paying down, and eventually off, my credit cards. This loan is to help pay off a card that has had 0% interest for a while now and at the end of December will have the accrued interest tacked onto the balance due. I'd like to pay this off while I still can take advantage of that 0% interest. The interest accrued on this card will still be more than the interest I will pay by taking out this loan, therefore saving me money.

I definitely have the funding to pay off a loan in monthly payments, however, right now I don't have the money to pay off this card entirely. I'm an honest and trustworthy person who has been working in accounting for the past 2 years and at the same company for almost 4. I am be happy to answer any questions you may have. In my opinion this is one of the safest investments you can make!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1970	Debt/Income ratio:	24%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	5 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	19	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,211	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	obedient-peso	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan payments
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1300????????

Monthly expenses: $
??Housing: $646
??Insurance: $ 300
??Car expenses: $80
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$372	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	triumphant-wampum	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Supplies and upcoming show fees
Purpose of loan:
This loan will be used to? pay to keep my studio, and supplies to make more sculpture and jewelry.

My financial situation:
I am a good candidate for this loan because? I have been in business for years.This past year I have expanded my client list by doing more shows.? I have had new commissioned work of both sculpture and jewelry this year. I have been consistent at paying off personal loans. I am in a position that a small loan would go a long way to insure my continued success. Thank you for your consideration.

Monthly net income: $ varies from $1200-$2000

Monthly expenses: $ 800
??Housing: $ 500
??Insurance: $ 32
??Car expenses: $ 20
??Utilities: $ 150
??Phone, cable, internet: $ 40
??Food, entertainment: $ 30
??Clothing, household expenses $
??Credit cards and other loans: $ 107
??Other expenses: $ 20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.96%	Starting borrower rate/APR:	21.96% / 25.13%	Starting monthly payment:	$45.80

Auction yield range:	8.29% - 20.96%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	13.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1985	Debt/Income ratio:	11%
Credit score:	640-659 (Nov-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	10	Length of status:	9y 1m
Amount delinquent:	$1,658	Revolving credit balance:	$1,052	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	6%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	No
Inquiries last 6m:	1
Screen name:	cello5	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off little loans
Purpose of loan:
This loan will be used to? pay off some small loans that I currently have.? I would like to consolidate into one loan for one payment per month. This makes tracking payments much easier in the process of keeping on top of my financial information.??????

My financial situation:
I am a good candidate for this loan because? I have been at my current employer for over 9 years now.? I have worked for the State of Kansas for over 10 years.? I have also resided at my current residence for over 10 years now.? I have no plans to move or change my employment in the near future.

Monthly net income: 2000.00$

Monthly expenses: $
??Housing: $ 300.00?(my Housing expenses are all included into this amount...I pay no addt'l expenses for electric, water, trash, etc)
??Insurance: $?????0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $50.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 25.00?????
??Credit cards and other loans: $?152.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434088
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.34%	Starting borrower rate/APR:	31.34% / 33.74%	Starting monthly payment:	$345.51

Auction yield range:	11.29% - 30.34%	Estimated loss impact:	10.77%
Lender servicing fee:	1.00%	Estimated return:	19.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1999	Debt/Income ratio:	54%
Credit score:	680-699 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$12,362	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	visionmatter	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	19 ( 100% )	680-699 (Latest)
Principal borrowed:	$17,500.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 700-719 (Aug-2008) 720-739 (Apr-2008) 740-759 (Mar-2008)
Principal balance:	$3,123.77	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
**Paying Off Higher Int. Card**
Hello and thank you for viewing my listing.

I currently have 1 personal loan with Prosper that I've paid on-time for over a year now (13.20%), so you know I'll pay back this loan. I have one card with a higher interest rate that I want to turn into a lower interest Prosper loan. I have a Bank of America card balance of $5,000 (24.98%) and a Discover Card balance of $3,000 (19.99%). My credit score in Nov. 2008 was a 742, and only dropped because I paid off a loan, and transferred some of my debt to credit cards with low balance transfer rates of 1.9%, and 2.9%.

I always pay my bills, so you don't have to worry about repayment; just look at my 0 delinquencies/collections.

I would use the Prosper loan to pay off the following loans:
$5,000 Bank of America credit card
$3,000 Discover Card
-------?
With this?Prosper loan I can get my debt payments lowered, which will give me more breathing room, and allow me to pay off my credit cards ONCE AND FOR ALL.?My current monthly net income is $1,500. I have been at my job about 2 years, 6 months. The payment on my other Prosper loan is $168.95/month.I promise that my payments to Prosper will be my top priority each month. In fact, I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time. I'm not about to make a mistake with this opportunity to start rebuilding my credit.

Thank you again for viewing my listing, and God bless.

P.S. My credit grade is actually better than it looks because I have my debt on credit cards. My score will increase dramatically when I transfer the debt to a Prosper loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,250.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$107.95

Auction yield range:	4.29% - 11.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	8.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1997	Debt/Income ratio:	28%
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$822	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2
Screen name:	unbelievable-integrity	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to get ahead
Purpose of loan:
This loan will be used to get ahead during the off season and during the holidays.?

My financial situation:
I am a good candidate for this loan because I don't have unrealistic debt and my credit score is good.? I work a full time job 40 hours a week and waitress during the busy season in the evenings.? I would likely have this paid back prior to the term agreed upon.

Thank you for taking the time to read this.? I look forward to hearing from someone in the near future.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.49%	Starting borrower rate/APR:	27.49% / 31.45%	Starting monthly payment:	$41.09

Auction yield range:	11.29% - 26.49%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-2000	Debt/Income ratio:	27%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	44	Length of status:	0y 11m
Amount delinquent:	$12,286	Revolving credit balance:	$1,637	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	54%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	lucrative-truth	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving my Credit!
Purpose of loan:
This loan will be used to? Pay off my Credit Cards

My financial situation:
I am a good candidate for this loan because? I have a full time job and a part time job.? I am a new professional.? I am looking to improve my life by improving mistakes that I have made in the past.

Monthly net income: $ 2400

Monthly expenses: $
??Housing: $ 300
??Insurance: $ 95
??Car expenses: $ 305
??Utilities: $ 50
??Phone, cable, internet: $ 75
??Food, entertainment: $100
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 150
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,999.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.67%	Starting borrower rate/APR:	26.67% / 29.00%	Starting monthly payment:	$1,016.17

Auction yield range:	8.29% - 25.67%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Nov-2009)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$109,969	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ChillyBlend	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	780-799 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	800-819 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Cash to expand growing established
Purpose of loan:
Just like with my last Prosper loan in mid-2008, this loan will be used to help with funding the operations and continued growth of my software company, which has been in business since 2001, and has doubled in size each year from 2005-2008, and will grow 20-30% again in 2009, even despite the overall market. I'm turning to Prosper again, instead of the traditional credit markets, because Prosper continues to be so much better of an option.

When I borrowed from Prosper last time, it was to capitalize on a great opportunity to grow, and we hired several new people, and it all worked out very well. We've now got our next strategic growth opportunity in front of us (having to do in part with Adobe's layoffs last week), so I'm reaching out to Prosper again.

My financial situation:
I am a very good candidate for this loan because I have stellar credit, and my company is very well positioned to continue to capitalize on the bleeding-edge software development opportunities in the next generation of the Web.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1985	Debt/Income ratio:	16%
Credit score:	620-639 (Nov-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	47	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$10,999	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	gogetter47	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	32 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	600-619 (Sep-2009) 600-619 (Mar-2008) 620-639 (Aug-2007)
Principal balance:	$422.13	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
Need to pay for school expenses
Purpose of loan:
This loan will be used to pay for school expenses.
My financial situation:
I am a good candidate for this loan because I have a stable employment and I reestablished good payment history??

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $
??Food, entertainment: $ 400
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.09%	Starting borrower rate/APR:	16.09% / 18.27%	Starting monthly payment:	$140.81

Auction yield range:	6.29% - 15.09%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2009)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	9y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,101	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sparkling-dinero	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding help for my son
Purpose of loan:
This loan will be used to help my son and his fiance with their wedding in January. I have already given them some extra money I had, but this will help pay for the rest of their wedding expenses. I have included a picture of them.

My financial situation:
I am a good candidate for this loan because my credit history is good, I have a fairly low debt to income ratio, and my income is consistent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 434152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.29% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1991	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 0m
Amount delinquent:	$0	Revolving credit balance:	$22,727	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	balance-point0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrading Tools
undefinedundefinedundefined Purpose of loan:
Information in the Description is not verified.